UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 29, 2019
(Date of earliest event reported)	May 24, 2019

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Item 1.01		Entry into a Material Definitive Agreement

Effective May 24, 2019, we entered into a first amendment and extension agreement (the “First Amendment and Extension Agreement”) related to our $2.5 billion revolving credit agreement, dated as of April 18, 2017, as previously extended by that certain extension agreement dated as of June 18, 2018 (the “$2.5 Billion Credit Agreement”), with Citibank, N.A., as administrative agent, a swingline lender, a letter of credit issuer and a lender, and the other lenders, swingline lenders and letter of credit issuers parties thereto. The First Amendment and Extension Agreement further extends the maturity date of the $2.5 Billion Credit Agreement from June 30, 2023, to June 30, 2024, and amends the $2.5 Billion Credit Agreement with regard to the selection of a successor to the London Interbank Offered Rate. All other terms and conditions remain in full force and affect.

Some of the lenders under the $2.5 Billion Credit Agreement and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for us, for which they received or will receive customary fees and expenses. Certain affiliates of the lenders under the $2.5 Billion Credit Agreement are underwriters of certain of our note and/or equity issuances. In addition, certain of the lenders under the $2.5 Billion Credit Agreement and their respective affiliates act as dealers in connection with our commercial paper programs.

The foregoing description of the First Amendment and Extension Agreement is not complete and is in all respects subject to the actual provisions of the First Amendment and Extension Agreement, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

10.1
First Amendment and Extension Agreement, dated as of May 24, 2019, among ONEOK, Inc., Citibank, N.A., as administrative agent, a swingline lender, a letter of credit issuer and a lender, and the other lenders, swingline lenders and letter of credit issuers parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 28, 2019	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Strategic Planning and Corporate Affairs

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